------------------------------------------------
HIGH NET WORTH INVESTORS -- CAPITAL APPRECIATION
------------------------------------------------

Alliance Select
Investor Series
-Technology Portfolio

Semi-Annual Report
April 30, 2000


                      AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 4, 2000

Dear Shareholder:

We are pleased to provide the first shareholder letter for the Alliance Select Investor Series Technology Port folio (the "Portfolio") for the semi- annual reporting period ended April 30, 2000. While our entry into the market was a somewhat rocky one, coming as it did amid a substantial technology stock correction, we are encouraged by our relative performance and confident in the fundamental outlook for the technology companies in which the Portfolio is invested.

Investment Objective and Policies

Alliance's senior technology research team believes that the information technology sector provides attractive opportunities to capture particularly strong revenue and earnings growth. The Alliance Select Investor Series Technology Portfolio seeks superior long-term growth of capital. The Port folio invests predominantly in equity securities of companies that are involved with the development and utilization of innovative technologies. The Portfolio will invest at least 65% of its total assets and normally substantially more of the portfolio in these types of securities.

The Portfolio may also invest from time to time up to 15% of its total assets in equity securities of privately-owned technology companies or venture capital investments that are planning an initial public offering (IPO) within a three-year time period. The Port folio may invest up to 40% of its total as sets in non-U.S. companies. However, to start, the Portfolio is expected to invest predominantly in U.S.-based companies.

To take advantage of investment opportunities in technology stocks in both rising and falling markets, the Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The following table provides performance data for the Fund and its bench mark, as represented by the NASDAQ Composite Index, for the one-month period ended April 30, 2000 (the Fund's inception date for all share classes is March 31, 2000.)

INVESTMENT RESULTS*
Period Ended April 30, 2000

                                                               Since Inception**
--------------------------------------------------------------------------------
Alliance Select
Investor Series
Technology Portfolio
  Class A                                                           -7.70%
--------------------------------------------------------------------------------
  Class B                                                           -7.80%
--------------------------------------------------------------------------------
  Class C                                                           -7.70%
--------------------------------------------------------------------------------
NASDAQ
Composite Index                                                    -15.57%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown as of April 30, 2000 and are based on the net asset value of each class


--------------------------------------------------------------------------------
                     ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and includes over 5,000 companies. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Select Investor Series Technology Portfolio.

**    Inception date for all classes of shares is 3/31/00.

      Additional investment results appear on pages 4 and 5.

While the Portfolio was down in absolute terms for the month, since it was fully exposed to the market from the inception date, the relative performance versus the NASDAQ Composite was quite strong. This was due primarily to good initial stock selection (on average, the equities we purchased at inception dropped less than the overall index during the month). During the downdraft, we made selective purchases of those stocks that we believe have the strongest fundamentals, many of which participated in the recovery.

Investment Review and Outlook

The volatility of technology stocks, which at the Portfolio's inception seemed extraordinary, has become a normal daily occurrence. This is mostly a function of a massive valuation adjustment following the remarkable gains in technology stocks of the past several quarters. While technology earnings results were generally quite strong, overall stock performance was weak, as investors continued to grapple with valuation concerns, inflation fears, and an excess supply of stock in the form of initial public offerings ("IPOs"), secondaries and lockup expirations. Questions about the sustainability of growth were magnified by a few weak quarterly reports. Despite those few notable exceptions, however, broad technology fundamentals are strong and are likely to remain so through out this year and into next. The Portfolio's equity positions are built around the following powerful growth themes: Internet and e-commerce infrastructure and software, communications infrastructure, wireless data, and the semiconductor up-cycle.

Valuations are certainly high, even after the recent correction, but in many cases are, we believe, justified by rapid, even accelerating growth rates. The correction in valuations could indeed have some positive implications: a return to fundamental analysis and a greater sensitivity to valuation. That is the world we are most comfortable in.

Volatility in technology stocks is a fact of life for investors these days, and even the best companies' stocks will be affected by market downdrafts. However, we believe that the technology sector offers extraordinary investment opportunities. We will continue to manage for sector diversity, with the realization


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]         John D.
                Carifa

[PHOTO]         Janet A.
                Walsh

Portfolio Manager, Janet A. Walsh, has over 5 years of investment experience.

that technology is anything but monolithic and with an investment timeframe that extends beyond just a few days. We will continue to use leverage with the utmost care and to seek opportunities to enhance performance through the multiple investment tools at our disposal. Most importantly, we will continue to select companies in which we have conviction on continued fundamental improvement, a clear understanding of the business model, and confidence in the management team.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Janet A. Walsh

Janet A. Walsh
Vice President


--------------------------------------------------------------------------------
                     ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 3

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS
(Class A Shares)        Assets ($mil): $930.6
3/31/00

SECTOR BREAKDOWN
Technology:
    22.30% Semiconductor
           Components
    17.24% Computer Software
    15.44% Networking Software
    12.62% Internet Content                 [PIE CHART OMITTED]
     6.06% Computer Hardware
     6.06% Computer Services
     4.48% Communication Equipment
Computer Services:
     5.71% Broadcasting & Cable
     4.25% Telecommunications
     5.84% Short-Term

HOLDINGS BY ISSUER COUNTRY
    91.46% United States
     1.43% Finland
      .98% France                           [PIE CHART OMITTED]
      .29% Canada
     5.84% Short-Term

All data as of April 30, 2000. The Fund's sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

NAV CUMULATIVE TOTAL RETURNS
AS OF APRIL 30, 2000**

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
     Since Inception*                -7.70%                    -11.59%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
     Since Inception*                -7.80%                    -11.49%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
     Since Inception*                -7.70%                     -8.62%

The Fund's investment results represent cumulative total returns. The NAV returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall stock market.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 3/31/00.

** SEC returns are not yet available as the Fund has not, as of the printing of this report, completed a full calendar quarter of operation.


--------------------------------------------------------------------------------
                     ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 5

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
April 30, 2000 (unaudited)

                                                                   Percent of
Company                                                   Value    Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                 $74,111,766           8.0%
--------------------------------------------------------------------------------
Intel Corp.                                          58,967,812           6.3
--------------------------------------------------------------------------------
Oracle Corp.                                         41,807,313           4.5
--------------------------------------------------------------------------------
Microsoft Corp.                                      37,930,050           4.1
--------------------------------------------------------------------------------
VeriSign, Inc.                                       36,084,187           3.9
--------------------------------------------------------------------------------
Dell Computer Corp.                                  30,014,850           3.2
--------------------------------------------------------------------------------
Micron Technology, Inc.                              26,053,675           2.8
--------------------------------------------------------------------------------
Lucent Technogies, Inc.                              25,901,094           2.8
--------------------------------------------------------------------------------
Foundry Networks, Inc.(a)                            25,717,550           2.7
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                                     24,425,688           2.6
--------------------------------------------------------------------------------
                                                   $381,013,985          40.9%

(a) Adjusted for market value of call option written.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Common Stocks-94.9%

Technology-84.9%
Communication Equipment-4.5%
Lucent Technologies, Inc. ....................          416,500     $ 25,901,094
Nokia Corp. ADR (Finland) ....................          235,200       13,377,000
Sierra Wireless, Inc. (Canada)(a) ............           51,000        2,751,873
                                                                    ------------
                                                                      42,029,967
                                                                    ------------
Computer Hardware-6.1%
Dell Computer Corp.(a) .......................          598,800       30,014,850
Lexmark International Group, Inc.(a) .........          121,600       14,348,800
Palm, Inc.(a) ................................          457,000       12,453,250
                                                                    ------------
                                                                      56,816,900
                                                                    ------------
Computer Services-6.1%
Sapient Corp.(a) .............................          263,800       20,889,663
VeriSign, Inc.(a) ............................          258,900       36,084,187
                                                                    ------------
                                                                      56,973,850
                                                                    ------------
Computer Software-17.4%
Aspect Development, Inc.(a) ..................          156,809       10,839,422
BEA Systems, Inc.(a) .........................          326,600       15,758,450
Business Objects S.A. ADR (France)(a) ........           94,100        9,210,037
Mercury Interactive Corp.(a) .................          165,000       14,850,000
Microsoft Corp.(a) ...........................          543,800       37,930,050
Oracle Corp.(a) ..............................          523,000       41,807,313
Rational Software Corp.(a) ...................          151,800       12,921,975
VERITAS Software Corp.(a) ....................          172,100       18,460,414
                                                                    ------------
                                                                     161,777,661
                                                                    ------------
Internet Content-12.7%
724 Solutions, Inc.(a) .......................          375,000       18,937,500
Aether Systems, Inc.(a) ......................           75,400       12,552,922
America Online, Inc.(a) ......................          288,500       17,255,906
Art Technology Group, Inc.(a) ................          207,700       12,617,775
eBay, Inc.(a) ................................           93,800       14,931,787
Portal Software, Inc.(a) .....................          200,000        9,175,000
PSINet, Inc.(a) ..............................          734,000       17,019,625
TIBCO Software, Inc.(a) ......................          178,700       15,915,469
                                                                    ------------
                                                                     118,405,984
                                                                    ------------
Networking Software-15.6%
Cisco Systems, Inc.(a) .......................        1,069,000       74,111,766
E-Tek Dynamics, Inc.(a) ......................           56,300       11,527,425
Foundry Networks, Inc.(a) ....................          299,300       27,236,300


--------------------------------------------------------------------------------
                     ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)            Value
--------------------------------------------------------------------------------

Micromuse, Inc.(a) ...........................           90,000     $  8,831,250
RADVision Ltd.(a) ............................          339,800       12,997,350
Turnstone Systems, Inc.(a) ...................           92,500       10,175,000
                                                                    ------------
                                                                     144,879,091
                                                                    ------------
Semiconductor Components-22.5%
Altera Corp.(a) ..............................          204,800       20,940,800
Applied Materials, Inc.(a) ...................          201,600       20,525,400
Applied Micro Circuits Corp.(a) ..............           46,700        6,018,462
Flextronics International Ltd.(a) ............          134,400        9,441,600
Intel Corp. ..................................          465,000       58,967,812
Micron Technology, Inc. ......................          187,100       26,053,675
PMC-Sierra, Inc.(a) ..........................          127,300       24,425,688
Sanmina Corp.(a) .............................          222,700       13,375,919
Teradyne, Inc.(a) ............................          181,800       19,998,000
Varian Semiconductor Equipment
   Associates, Inc.(a) .......................          140,000        9,415,000
                                                                    ------------
                                                                     209,162,356
                                                                    ------------
                                                                     790,045,809
                                                                    ------------
Consumer Services-10.0%
Broadcasting & Cable-5.7%
AT&T Corp. ...................................          324,400       15,145,425
AT&T Corp.-Liberty Media Group Cl. A(a) ......          200,000        9,987,500
Comcast Corp.(a) .............................          475,000       19,029,687
Macrovision Corp.(a) .........................          192,000        9,384,000
                                                                    ------------
                                                                      53,546,612
                                                                    ------------
Telecommunications-4.3%
Amdocs Ltd.(a) ...............................          237,300       16,062,244
Dobson Communications Corp.(a) ...............          194,000        4,971,250
Network Plus Corp.(a) ........................          200,000        3,800,000
Western Wireless Corp.(a) ....................          301,600       14,985,750
                                                                    ------------
                                                                      39,819,244
                                                                    ------------
                                                                      93,365,856
                                                                    ------------
Total Common Stocks
   (cost $915,584,613) .......................                       883,411,665
                                                                    ------------

Short-Term Investment-5.9%
Time Deposit-5.9%
Bank of New York Corp. .......................
   5.88%, 5/01/00
   (amortized cost $54,748,000) ..............          $54,748       54,748,000
                                                                    ------------

Total Investments-100.8%
   (cost $970,332,613) .......................                       938,159,665
                                                                    ------------


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                         Contracts(b)              Value
-------------------------------------------------------------------------------

Call Option Written-(0.2%)(a)
Foundry Networks, Inc.
   expiring May '00 @ $90
   (premiums received $1,053,685) ........             1,500      $  (1,518,750)
                                                                  -------------

Total Investments, Net of Outstanding
   Call Option Written-100.6%
   (cost $969,278,928) ...................                          936,640,915
Other assets less liabilities-(0.6)% .....                           (6,072,556)
                                                                  -------------

Net Assets-100% ..........................                        $ 930,568,359
                                                                  =============

(a)   Non-income producing security.
(b)   One contract relates to 100 shares.
      Glossary:
      ADR - American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
                     ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost $970,332,613) .....   $   938,159,665
Cash ........................................................         7,415,043
Receivable for investment securities sold ...................        65,759,018
Receivable for capital stock sold ...........................         7,898,168
Receivable for initial margin deposit on future contracts ...         2,075,062
Deferred offering costs .....................................           144,422
Interest and dividends receivable ...........................            35,134
                                                                ---------------
Total assets ................................................     1,021,486,512
                                                                ---------------
Liabilities
Outstanding call options written, at value (premiums
   received $1,053,685) .....................................         1,518,750
Payable for investment securities purchased .................        80,307,620
Variation margin payable on futures contracts ...............         5,818,501
Advisory fee payable ........................................         1,640,363
Payable for capital stock redeemed ..........................           693,682
Distribution fee payable ....................................           580,602
Accrued expenses ............................................           358,635
                                                                ---------------
Total liabilities ...........................................        90,918,153
                                                                ---------------
Net Assets ..................................................   $   930,568,359
                                                                ===============
Composition of Net Assets
Capital stock, at par .......................................   $       100,845
Additional paid-in capital ..................................     1,009,063,485
Accumulated net investment loss .............................          (739,601)
Accumulated net realized loss on investments
   and futures transactions .................................       (39,412,017)
Net unrealized depreciation of investments, written options, futures transactions and foreign currency denominated
   assets and liabilities ...................................       (38,444,353)
                                                                ---------------
                                                                $   930,568,359
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($333,164,628/36,081,833 shares of capital stock
   issued and outstanding) ..................................             $9.23
Sales charge--4.25% of public offering price ................               .41
                                                                          -----
Maximum offering price ......................................             $9.64
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($362,202,459/39,268,616 shares of capital stock
   issued and outstanding) ..................................             $9.22
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($235,201,272/25,495,044 shares of capital stock
   issued and outstanding) ..................................             $9.23
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Period Ended April 30, 2000(a) (unaudited)

Investment Income
Dividends .......................................   $      8,330
Interest ........................................      1,687,247   $  1,695,577
                                                    ------------
Expenses
Advisory fee ....................................      1,640,363
Distribution fee - Class A ......................         83,007
Distribution fee - Class B ......................        301,410
Distribution fee - Class C ......................        196,185
Transfer agency .................................         52,638
Custodian .......................................         43,865
Registration ....................................         38,595
Printing ........................................         24,862
Amortization of offering expenses ...............         13,578
Organization expenses ...........................         12,000
Administrative fee ..............................         11,000
Audit and legal .................................          9,517
Directors' fees .................................          2,000
Miscellaneous ...................................          6,158
                                                    ------------
Total expenses ..................................                     2,435,178
                                                                   ------------
Net investment loss .............................                      (739,601)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments, Options Written, Futures
and Foreign Currency Transactions
Net realized gain on investment
   transactions .................................                       451,689
Net realized loss on futures transactions .......                   (39,863,706)
Net unrealized appreciation/depreciation of
   investments, options written, futures and
   foreign currency transactions ................                   (38,444,353)
                                                                   ------------
Net loss on investments .........................                   (77,856,370)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...................................                  $(78,595,971)
                                                                   ============

(a) Commencement of operations, March 30, 2000.

See notes to financial statements.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                 Period Ended
                                                               April 30, 2000(a)
                                                                  (unaudited)
                                                               -----------------
Decrease in Net Assets from Operations
Net investment loss ........................................    $      (739,601)
Net realized loss on investment and futures transactions ...        (39,412,017)
Net unrealized appreciation/depreciation of investments,
   options written, futures and foreign currency
   transactions ............................................        (38,444,353)
                                                                ---------------
Net decrease in net assets from operations .................        (78,595,971)
Capital Stock Transactions
Net increase ...............................................      1,009,164,330
                                                                ---------------
Total increase .............................................        930,568,359
Net Assets
Beginning of period ........................................                 -0-
                                                                ---------------
End of period ..............................................    $   930,568,359
                                                                ===============

(a) Commencement of operations, March 30, 2000.

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the In vestment Company Act of 1940 as a non-diversified, open-end management investment company. The Company which is a Maryland corporation, operates as a series company currently comprised of two portfolios, the Premier Port folio and the Technology Port folio. Each series is considered to be a separate entity for financial reporting and tax purposes. The Technology Portfolio (the "Fund") commenced operations on March 30, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales of investments and forward currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Organization and Offering Expenses

Organization expenses of $12,000 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $158,000 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite In x. For the period from April 1, 2000 through March 31, 2001, the Adviser will receive a minimum fee, payable monthly, equal to .50% annualized of the average daily net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 2.50%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index. The fee will equal 1.50% annualized if the performance of Class A shares equals the performance of the Index. During the period ended April 30, 2000, the effective advisory fee was at the annualized rate of 2.12% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from March 30, 2000 (commencement of operations of the Fund) to March 31, 2001, to the extent necessary to prevent total Fund operating expenses from exceeding the annual rate of 3.25% of average daily net assets for Class A shares and 3.95% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 31, 2003, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. At April 30, 2000, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended April 30, 2000, such fees amounted to $11,000.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned sub-


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $52,404 from the sale of Class A shares and $97,602 and $26,465 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the period ended April 30, 2000.

Brokerage commissions paid on investment transactions for the period ended April 30, 2000, amounted to $143,917, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the In vestment Company Act of 1940. Under the Agreement, the Fund pays a distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,895,448 and $2,740,699 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term in vestments and U.S. government securities) aggregated $921,938,599 and $6,805,674, respectively, for the period ended April 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the period ended April 30, 2000.

At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $45,651,669 and gross unrealized depreciation of investments was $77,824,617 resulting in net unrealized depreciation of $32,172,948.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At April 30, 2000, the Fund had outstanding futures contracts, as follows:

             Number of             Expiration    Original      Value at       Unrealized
   Type      Contracts   Position     Month       Value     April 30, 2000   Depreciation
----------   ---------   --------  ----------  -----------  --------------   ------------
NASDAQ 100      247        Short    June 2000  $88,288,499    $94,107,000     (5,818,501)

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are ac counted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is re corded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Transactions in options written for the period ended April 30, 2000 were as follows:

                                                  Number of
                                                  Contracts         Premiums
                                               ---------------   ---------------
Options outstanding at beginning of period....             -0-   $           -0-
Options written...............................          1,500         1,053,685
                                               ---------------   ---------------
Options outstanding at April 30, 2000.........          1,500    $    1,053,685
                                               ---------------   ---------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                       -----------------      -----------------
                                             Shares                 Amount
                                       -----------------      -----------------

                                       March 30, 2000(a)      March 30, 2000(a)
                                                      to                     to
                                          April 30, 2000         April 30, 2000
                                             (unaudited)            (unaudited)
                                       ----------------------------------------
Class A
Shares sold                                   36,839,857          $ 367,463,713
--------------------------------------------------------------------------------
Shares redeemed                                 (758,024)            (6,568,331)
--------------------------------------------------------------------------------
Net increase                                  36,081,833          $ 360,895,382
================================================================================

Class B
Shares sold                                   39,672,384          $ 396,374,032
--------------------------------------------------------------------------------
Shares redeemed                                 (403,768)            (3,470,485)
--------------------------------------------------------------------------------
Net increase                                  39,268,616          $ 392,903,547
================================================================================

(a) Commencement of operations.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                       -----------------      -----------------
                                             Shares                 Amount
                                       -----------------      -----------------

                                       March 30, 2000(a)      March 30, 2000(a)
                                                      to                     to
                                          April 30, 2000         April 30, 2000
                                             (unaudited)            (unaudited)
                                       ----------------------------------------
Class C
Shares sold                                   25,885,283          $ 258,663,205
--------------------------------------------------------------------------------
Shares redeemed                                 (390,239)            (3,297,804)
--------------------------------------------------------------------------------
Net increase                                  25,495,044          $ 255,365,401
================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended April 30, 2000.

(a) Commencement of operations.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                              -----------        -----------        -----------
                                                                Class A            Class B            Class C
                                                              -----------        -----------        -----------
                                                                March 30,          March 30,          March 30,
                                                               2000(a) to         2000(a) to         2000(a) to
                                                                April 30,          April 30,          April 30,
                                                                     2000               2000               2000
                                                              (unaudited)        (unaudited)        (unaudited)
                                                              -------------------------------------------------
Net asset value, beginning of period ...................         $  10.00           $  10.00           $  10.00
                                                              -------------------------------------------------
Income From Investment Operations
Net investment loss(b) .................................              -0-               (.01)              (.01)
                                                              -------------------------------------------------
Net realized and unrealized loss on investment
  transactions .........................................             (.77)              (.77)              (.76)
                                                              -------------------------------------------------
Net decrease in net asset value from operations ........             (.77)              (.78)              (.77)
                                                              -------------------------------------------------
Net asset value, end of period .........................         $   9.23           $   9.22           $   9.23
                                                              =================================================
Total Return
Total investment return based on net asset value(c) ....            (7.70)%            (7.80)%            (7.70)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............         $333,165           $362,202           $235,201
Ratios to average net assets of:
  Expenses(d) ..........................................             2.69%              3.40%              3.40%
  Net investment loss(d) ...............................             (.51)%            (1.20)%            (1.20)%
Portfolio turnover rate ................................             1.20%              1.20%              1.20%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity

Another term for stock.

initial public offering (IPO)

A sale of securities by a previously private company to the general public.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 21

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Christopher M. Taub, Senior Vice President
Peter Anastos, Vice President
Thomas J. Bardong, Vice President
Andrew J. Frank, Vice President
Gerald T. Malone, Vice President
Janet A. Walsh, Vice President
Steven R. Weller, Vice President
Anthony V. Xuereb, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES -- TECHNOLOGY PORTFOLIO o 25

Alliance Select Investor Series                                -----------------
1345 Avenue of the Americas                                        BULK RATE
New York, NY 10105                                               U.S. POSTAGE
(800) 221-5672                                                       PAID
                                                                 New York, NY
                                                                Permit No. 7131
                                                               -----------------

ALLIANCE CAPITAL [LOGO] (R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISTPSR400